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                                                                    Exhibit 10.5

                              AMENDED AND RESTATED

                          STOCKHOLDER RIGHTS AGREEMENT


     This Amended and Restated Stockholder Rights Agreement (the "Agreement") is entered into as of August 30, 1999, by and among Conway-Stuart Medical, Inc., a Delaware corporation (the "Company"), and the parties listed on Schedule A
                                                                ----------
hereto (the "Stockholders"). This Agreement amends and restates the Stockholder Rights Agreement executed in conjunction with the sale and purchase of the Company's Series B Preferred Stock on December 10, 1998 (the "Prior Agreement"). This Agreement is being executed in conjunction with the Company's Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement").


     In consideration of the mutual covenants set forth herein, the parties agree as follows:

     1.   Certain Definitions. As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Holder" shall mean Stuart Edwards or David Utley, M.D., or
           -------------
their transferees, successor or assigns intended to be bound pursuant to the terms of this Agreement.

          "Common Stock" shall mean the Company's Common Stock, par value
           ------------
$0.001, and shares of Common Stock issued or issuable upon conversion of the Company's Preferred Stock.

          "Co-Sale Shares" shall mean shares of the Company's Common Stock now
           --------------
owned or subsequently acquired by a Common Holder.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Holder" shall mean any holder of outstanding Registrable Securities.
           ------

          "Initiating Holders" shall mean any Holder or Holders of not less than
           ------------------
forty percent (40%) of the then outstanding Registrable Securities.

          "Major Holder" shall mean any holder of more than 250,000 shares of
           ------------
Registrable Securities, not including shares of Series A Preferred Stock.

          "Preferred Holder" shall mean a holder of shares of the Company's (i)
           ----------------
Preferred Stock and (ii) Common Stock issued or issuable upon conversion of the Company's Preferred Stock.

          "Registrable Securities" means (i) shares of Common Stock issued or
           ----------------------
issuable pursuant to the conversion of the Shares and (ii) shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a holder (y) pursuant to a registration statement
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under this Agreement or (z) in a transaction in which his rights under this
Agreement are not transferred, including a transaction pursuant to a registration statement under this Agreement.

          The number of shares of "Registrable Securities then outstanding"
                                   ---------------------------------------
shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 4.1 and 4.2 hereof and all expenses incurred in complying with Section 4.9 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and Selling Expenses).

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 6.1 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in affect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale of Registrable Securities.

          "Shares" shall mean the Series A Preferred Stock, Series B Preferred
           ------
Stock and Series C Preferred Stock of the Company held by the Investors listed on Schedule A.
   -----------

     2.   Rights of First Refusal.
          -----------------------

          2.1  Restrictions on Transfer of Shares. All shares of capital stock
               ----------------------------------
of the Company now or hereafter owned by the Common Holders and all shares of the capital stock and other securities of the Company or any successor received by each Common Holder or his or her personal representatives, heirs, successors, or assigns, as distributions on, splits or reverse splits of, in exchange for or otherwise with respect to, such capital stock (the "Stock") shall not be sold, except upon satisfaction of the conditions specified in this Section 2, and any sale of the Stock other than in accordance with the terms hereof, is void and transfers no right, title or interest in or to said Stock, or any of it, whether now owned or hereafter acquired, to the purported buyer.

          2.2  Transfer During Lifetime to Members of Family or Partners of a
               --------------------------------------------------------------
Partnership. A Common Holder may be permitted to transfer during his or her
-----------
lifetime all or a part of the Stock

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by gift or to or for the benefit of his or her spouse, children or other issue or to a trust for his or their benefit or, if the Common Holder is a partnership or a corporation, by distribution to its partners or shareholders, respectively; provided, however, that before such transfer is consummated, the transferee shall first agree in writing to assume and be bound by the terms and provisions of this Section 2.

          2.3  Offer. Each Common Holder or any transferee bound hereby may sell
               -----
any of the shares of Stock which may now or hereafter be owned by such Common Holder, only if such Common Holder (the "Offeror"), shall have given to the Company and the Major Holders a right of first refusal in accordance with the following terms and conditions:

               (a)  Notice of Offer. The Offeror shall first give written notice
                    ---------------
(the "Offeror's Notice") by certified or registered mail to the Company, of the proposed sale, giving the name and address of the proposed purchaser(s), the number of shares of stock proposed to be sold (the "Offered Stock"), and the terms and conditions of the proposed sale, accompanied by an offer to the Company and the Major Holders to sell the Offered Stock at the price and on the terms stated in the notice.

               (b)  Company's Option. Within twenty (20) days from and after the
                    ----------------
date of receipt of such notice by the Company (the "Company Record Date"), the Company shall have the option to purchase all or any portion of the Offered Stock at the price and upon the terms and conditions specified in the Offeror's Notice. Within such twenty (20) day period, the Company shall give notice to the Offeror, by certified or registered mail, of the number of shares it desires to purchase and shall transmit the Offeror's Notice to the Major Holders and give notice (the "Company Notice") to the Major Holders of the number of shares available for purchase by such Major Holders, if any shares remain available once the Company has exercised its purchase option.

               (c)  Major Holders' Option. Within ten (10) days from and after
                    ---------------------
the date of receipt of the Company Notice, the Major Holders shall have the option to purchase all or any portion of the Offered Stock not elected to be purchased by the Company at the price and upon the terms and conditions specified in the Offeror's Notice and subject to the pro rata calculation set forth below. Within such ten (10) day period, the Major Holders shall give notice to the Offeror, by certified or registered mail, of the number of shares they desire to purchase.

               (d)  Pro Rata Calculation. Each Major Holder shall have the right
                    --------------------
to purchase that number of shares of Offered Stock equal to the product obtained by multiplying the aggregate number of shares of Offered Stock less the number of shares purchased by the Company pursuant to Subsection 2.3(b) by a fraction
(A) the numerator of which is the sum of (x) the number of shares of Common Stock owned by such Major Holder, plus (y) the number of shares of Common Stock issuable upon conversion of the Preferred Stock owned by such Major Holder at the time of the Offeror's Notice; and (B) the denominator of which is the sum of
(a) the total number of shares of Common Stock owned by all Major Holders at the time of the Offeror's Notice, plus (b) the number of shares of Common Stock issuable upon conversion of Preferred Stock owned by all Major Holders outstanding at the time of the Offeror's Notice.

               (e)  Offeror's Rights. If the total number of shares of stock
                    ----------------
accepted by the Company and the Major Holders does not equal the number of shares of Offered Stock, then the Offeror shall, subject to the provisions of
Section 5 below, be free to sell that portion of the Offered Stock not being purchased by the Company or the Major Holders pursuant to this Section 2 to the proposed purchaser, but only in accordance with the terms and conditions stated in the original notice, and the purchaser shall take such shares of the Offered Stock free of the provisions of this Agreement; provided, however, that in the event the Offeror or any affiliate or associate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of the Offeror obtains direct or indirect beneficial ownership of all or any portion of such Offered Stock during the period in which this Agreement is in effect, then such shares shall, at the time such shares are reacquired by the Offeror or any affiliate or associate thereof, be once again subject to the provisions of this Agreement.

               (f)  Closing. Within sixty (60) days after the Company Record
                    -------
Date, the purchase and sale of any shares of Offered Stock which the Company and the Major Holders are to purchase pursuant to the foregoing provisions shall be closed at the principal office of the Company. The purchase price for Offered Stock may be paid in cash in an amount equal to the present value of any payments to be made over a period of time according to the terms of the offer, or, if the terms specified in such offer state that payment is to be made in property, in an amount equal to the fair market value of such property, as conclusively determined in good faith by the Board of Directors of the Company on the date of receipt of such offer. For purposes of any computation made pursuant to the foregoing sentence, the present value of any amount to be paid in the future shall be determined by discounting such amount to present value using an interest rate of ten percent (10%). Notwithstanding the failure of the selling Common Holder to deliver any certificate evidencing all or any portion of the shares of Stock purchased pursuant hereto, upon tender by the Company or the Major Holders of the purchase price for any such shares of Stock in accordance with the terms of this Agreement, such shares of Stock and the certificates representing same shall forthwith and without further action be deemed to be transferred to the Company and the Major Holders, as the case may be.

     3.   Right of First Refusal on Company Issuances.
          -------------------------------------------

          3.1  Right of First Refusal. The Company hereby grants to each Major
               ----------------------
Holder the right of first refusal to purchase, pro rata, all (or any part) of New Securities (as defined in this Section 3.1) that the Company may, from time to time propose to sell and issue. Such Major Holder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock then owned or issuable upon conversion of the Preferred Stock of the Company then owned by such Major Holder to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all outstanding shares of Preferred Stock of the Company and exercise of all outstanding rights, options and warrants to acquire, directly or indirectly, Common Stock of the Company. This right of first refusal shall be subject to the following provisions:

               (a)  "New Securities" shall mean any capital stock of the
                     --------------
Company, whether now authorized or not, and rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New Securities" does not include (i) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation (provided that such acquisition by merger, purchase of substantially all of the assets, or other reorganization is approved pursuant to the Company's then-current Certificate of Incorporation); (ii) up to 4,700,000 shares (as presently constituted) of the Company's Common Stock (or related options) issued to employees, officers, directors, consultants or advisers of the Company pursuant to any employee stock offering, plan, or arrangement approved by the Board of Directors; (iii) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or similar recapitalization by the Company; (iv) securities issued in connection with equipment or debt financing or leases (including securities issued in consideration of guarantees of such financing or leases) which are approved by the Company's Board of Directors; (v) securities issued to vendors, customers or coventurers or to other persons in similar commercial or corporate partnering situations with the Company if such issuance is approved by the Board of Directors; or (vi) warrants for the purchase of shares of the Company's Common Stock or Preferred Stock which are currently outstanding or warrants to lending or leasing institutions which are issued in the future pursuant to a plan, agreement or arrangement approved by the Company's Board of Directors.

               (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Major Holder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Major Holder shall have fifteen (15) days from the date of mailing of any such notice to agree to purchase its pro rata share of such New Securities, in whole or in part, for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Major Holder shall have a right of over allotment such that if any Major Holder fails to exercise its right hereunder to purchase its full pro rata portion of New Securities, the Company shall so notify the other Major Holders who are purchasing their full pro rata portion, and such fully-exercising Major Holders may purchase that portion of the Shares not subscribed for on a pro rata basis, within five (5) days from the date of such notice.

               (c) In the event that Major Holders fail to exercise in full the right of first refusal within said fifteen (15) day period (plus five (5) day period, if applicable) the Company shall have sixty (60) days thereafter to sell or enter into an agreement providing for the closing of the sale of the New Securities respecting which the Major Holders' rights were not exercised at a price and upon general terms no more favorable to the purchasers thereon than specified in the Company's notice. In the event the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Major Holders in the manner provided above.

               (d) The right of first refusal granted under this Agreement shall not apply to and shall expire upon the closing of the first firmly underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the

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

Commission under the Securities Act, covering the offer and sale of Common Stock to the public at a per share price (prior to underwriter commissions and expenses) of at least five dollars ($5.00) (as shares are presently constituted) and at an aggregate offering price (before deduction for underwriter commissions and expenses) of not less than fifteen million dollars ($15,000,000) (a "Qualified IPO").

               (e) This right of first refusal is assignable only to an affiliate of a Holder or in connection with a sale or transfer of Registrable Securities where the assignee holds sufficient Registrable Securities to qualify as a Major Holder after such transfer.

     4.   Registration Rights.
          -------------------

          4.1  Requested Registration. Prior to such time as the Company has
               ----------------------
effected three (3) registrations pursuant to this Section 4.1 and such registrations have been declared or ordered effective, if the Company shall receive from Initiating Holders a written request that the Company effect any registration (other than a registration on Form S-3 or any related form of registration statement) with respect to Registrable Securities representing at least twenty percent (20%) of the outstanding Registrable Securities (or any lesser percentage if the anticipated aggregate offering price to the public is at least five million dollars ($5,000,000)), the Company will:

               (a) promptly give written notice of the proposed registration to all other Holders; and

               (b) as soon as practicable but in any event within ninety (90) days, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 4.1:

                    (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (ii) Prior to the earlier of three (3) years after the date of this Agreement or six (6) months following closing of the first underwritten public offering of Common Stock of the Company for its own account pursuant to a registration statement filed under to the Securities Act; or

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

                    (iii) If at the time of the request to register Registrable Securities the Company in good faith gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within sixty (60) days of the time of the request in an initial firmly underwritten registered public offering; provided, however, such notice may not be given more than once in any six (6) month period.

     Subject to the foregoing clauses (i) through (iii) and to Section 4.1(d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders.

               (c)  Underwriting. If the Initiating Holders intend to distribute
                    ------------
the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 4.1 and the Company shall include such information in the written notice referred to in Section 4.1(a). The right of any Holder to registration pursuant to Section 4.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders with the approval of the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 4.1, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Initiating Holders shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation; and, provided further that in the event that the withdrawal of a Holder, and the subsequent inclusion of additional Registrable Securities by other Holders, results in the offering of Shares representing less than twenty percent (20%) of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price to the public is less than five million dollars

($5,000,000)), the Company shall no longer be required to effect such registration pursuant to this Section 4.1.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (d)  Delay of Registration. If the Company shall furnish to the
                    ---------------------
Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days, such right to delay a request to be exercised by the Company not more than once in any one-year period.

          4.2  Company Registration.
               --------------------

               (a) If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (ii) subject to Section 4.2, below, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders.

               (b)  Underwriting. If the registration of which the Company gives
                    ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4.2(a)(i). In such event the right of any Holder to registration pursuant to Section 4.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities and shares of Common Stock to be included in the registration and underwriting to (i) in the case of the first underwritten public offering of the securities of the Company, any amount or no amount, as the underwriter may determine, or (ii) in the case of any registration subsequent to the first underwritten public offering of the securities of the Company, to not less than thirty percent (30%) of the total securities covered by the registration. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by the Holders at the time of filing the registration statement.

     No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

          4.3  Expenses of Registration. All Registration Expenses incurred in
               ------------------------
connection with any registration pursuant to Section 4.1, Section 4.2 or Section
4.9 hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the Registrable Securities so registered pro-rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 4.1, the request of which has been subsequently withdrawn by the Initiating Holders (unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or unless the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 4.1 in which event such right shall be forfeited by all Holders), in which case such expenses shall be borne by the holders of Registrable Securities requesting such registration in proportion to the number of shares for which registration was requested.

          4.4  Registration Procedures. In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Section 4, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
               (g) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

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

          4.5  Indemnification.
               ---------------

               (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 4, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or written information furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and partners and each person controlling such Holder within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such Holders, such directors, officers, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or written information furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds to each such Holder of Registrable Securities sold as contemplated herein.

               (c)  Each party entitled to indemnification under this Section
4.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 4.5 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d)  If the indemnification provided for paragraphs (a) through
(c) of this Section 4.5 is unavailable or insufficient to hold harmless an Indemnified Party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the Holder of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the Holders of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

               (e)  The obligations of the Company and Holders under this
Section 4.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4, and otherwise.

          4.6  Information by Holder. Each Holder including securities of the
               ---------------------
Company in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

          4.7  Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Use its best efforts to facilitate the sale of the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Exchange Act at anytime prior to the Company's being otherwise required to file such reports.

               (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (c) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, (at any time after it has become subject to such reporting requirements);
               (d) So long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          4.8  "Market Stand-off" Agreement. Each Holder agrees not to sell or
                ---------------------------
otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it for a period not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act if so requested by the Company and underwriter of Common Stock (or other securities) of the Company, provided that:

               (a) such agreement shall apply only to the first underwritten registered public offering of the Company; and

               (b) all officers, directors and 5% stockholders of the Company enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

          4.9  Form S-3. The Company shall use its best efforts to qualify for
               --------
registration on Form S-3 and to that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act within twelve (12) months following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 4, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter under this Section 4.9 (such requests shall be in a writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders), provided that the Company shall not be required to effect a registration pursuant to this Section 4.9 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least one million five hundred thousand dollars ($1,500,000), provided further that the Company shall not be required to effect a registration pursuant to this Section 4.9 if at the time of the request for a registration on Form S-3 the Company in good faith gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a firmly underwritten registered public offering (but such notice may not be given more than once in any six (6) month period), provided further that the Company shall not be required to effect more than one registration pursuant to this Section 4.9 in any twelve (12) month period.

     The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 4.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3, as the case may be, to the extent requested by the Holder or Holders thereof for purposes of disposition.

          4.10 Transfer of Registration Rights. Except as otherwise provided
               -------------------------------
herein, the rights contained in this Section 4 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 4, provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder and

(iii) such transferee or assignee (A) is a wholly owned subsidiary or constituent partner (including limited partners) or affiliate of the transferring Holder, or (B) acquires at least 20% of the Registrable Securities (as shares are presently constituted) originally held by the transferring Holder and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 4.

          4.11 Certain Limitations in Connection with Future Grants of
               -------------------------------------------------------
Registration Rights. From and after the date of this Agreement, the Company
-------------------
shall not, without the prior written consent of the Holders of at least a two-thirds of the outstanding Registrable Securities, enter into any agreement with any person or persons providing for the granting to such holder of registration rights superior to those granted to Holders pursuant to this Section 4, or of registration rights which might cause a reduction in the number of shares includable by the Holders in any offering pursuant to Section 4.1 or in any offering subject to Section 4.2.

          4.12 Delay of Registration. No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

          4.13 Amendment of Registration Rights. The registration rights
               --------------------------------
provided in this Section may be amended with the written consent of the Company and the holders of a two-thirds of the outstanding Registrable Securities. Any amendment effected in accordance with this Section 4.14 shall be binding upon each Holder and the Company.

     5.   Co-Sale Agreement.
          -----------------

          5.1  Notice. If any Common Holder proposes to sell Common Stock in one
               ------
or more related transactions (a "Selling Common Holder"), then such Selling Common Holder shall promptly give written notice (the "Co-Sale Notice") to the Major Holders at least twenty (20) days prior to the proposed closing of such sale. The Co-Sale Notice shall describe in reasonable detail the proposed sale including, without limitation, the number of Co-Sale Shares to be sold, the nature of such sale, the consideration to be paid, and the name and address of each prospective purchaser.

          5.2  Participation. The Major Holders shall have the right,
               -------------
exercisable upon written notice to the Selling Common Holder within ten (10) days after receipt of the Co-Sale Notice, to participate in such sale on the same terms and conditions specified in the Co-Sale Notice. To the extent any Major Holder exercises such right of participation in accordance with the terms and conditions set forth below, the number of Co-Sale Shares that the Selling Common Holder may sell in the transaction shall be correspondingly reduced.

          5.3  Pro Rata Calculation. Each Major Holder may sell all or any part
               --------------------
of that number of shares of Common Stock equal to the product obtained by multiplying the aggregate number of Co-Sale Shares covered by the Co-Sale Notice by a fraction (i) the numerator of which is the sum of (A) the number of shares of Common Stock owned by such Major Holder, plus (B) the number of shares of Common Stock issuable upon conversion of Preferred Stock owned by such Major Holder at the time of the sale; plus (C) the number of shares of Common Stock issuable upon exercise of outstanding options or warrants held by such Major Holder or the time of the sale; and (ii) the denominator of which is the total number of shares of Common Stock held by the Major Holders and the Selling Common Holder, including the number of shares of Common Stock issuable upon conversion of the shares of Preferred Stock then owned by such Major Holders.

          5.4  Delivery. Each Major Holder shall effect such Major Holder's
               --------
participation in the sale by promptly delivering to the Selling Common Holder one or more certificates, properly endorsed for transfer, which represent:

               (a) the number of shares of Common Stock which such Major Holder elects to sell; or

               (b) that number of shares of Preferred Stock which is convertible into the number of shares of Common Stock which such Major Holder elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Major Holder shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Subsection 5.4(a) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

          5.5  Proceeds. The Selling Common Holder shall remit to each Major
               --------
Holder that portion of the sale proceeds to which such Major Holder is entitled by reason of such Major Holder's participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from the Major Holders exercising their rights of Co-Sale hereunder, the Selling Common Holder shall not sell to such prospective purchaser or purchasers any Co-Sale Shares unless and until, simultaneously with such sale, the Selling Common Holder shall purchase from the Major Holders exercising their rights of co-sale hereunder all shares of Common Stock or Preferred Stock (on an as-converted basis) as to which the Major Holders have exercised their rights of co-sale hereunder on the same terms and conditions as such selling Common Holder's shares are to be sold.

          5.6  Non-Exclusive Rights. The exercise or non-exercise of any Major
               --------------------
Holder's rights hereunder to participate in one or more sales of Co-Sale Shares made by any Selling Common Holder shall not adversely affect such Major Holder's right to participate in subsequent sales of Co-Sale Shares as provided in this Agreement.

          5.7  Sales by Selling Common Holders. To the extent that the Major
               -------------------------------
Holders elect not to participate in the sale of the Co-Sale Shares subject to the Co-Sale Notice, either by failure to deliver the written notice to a Selling Common Holder within the period set forth in Subsection 5.2 above, or by delivery of a notice electing not to participate or to participate in part only, the Selling Common Holder may, not later than sixty (60) days following delivery to the Major Holders of the Co-Sale Notice, enter into an agreement providing for the closing of the sale of the Co-Sale Shares covered by the Co-Sale Notice within thirty (30) days of such agreement on terms and conditions not more favorable to the purchaser than those described in the Co-Sale Notice. Any proposed sale on terms and conditions more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed sale of any of the Co-Sale Shares by any Selling Common Holder, shall again be subject to the co-sale rights of the Major Holders and shall require compliance by any Selling Common Holder with the procedures described in this Section 5.

          5.8  Exempt Transfers.
               ----------------

               (a) The provisions of Subsections 5.1 through 5.7 shall not apply to (A) any pledge of Co-Sale Shares made pursuant to a bona fide loan transaction that creates a mere security interest; (B) any transfer to the ancestors, descendants or spouse of the Common Holder or to trusts for the benefit of the Common Holders or (C) any bona fide gift. All such Co-Sale Shares sold or transferred under the above clauses shall remain "Co-Sale Shares" hereunder, and any such pledgee, transferee or donee shall be treated as a "Common Holder" for purposes of this Agreement.

               (b) The provisions of Subsections 5.1 to 5.7 shall not apply to the sale of any Co-Sale Shares (A) to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, where the shares of Series C Preferred Stock have converted to Common Stock or (B) to the Company pursuant to the repurchase provisions of any stock restriction agreements between the Company and any Common Holder.

          5.9  Prohibited Sales. Any attempt by a Selling Common Holder to sell
               ----------------
Co-Sale Shares in violation of this Section 5 shall be void and the Company agrees it will not effect such a sale nor will it treat any alleged purchaser as the holder of such shares without the written consent of all of the Major Holders.

     6.   Restrictive Legends and Restrictions on Transfer.
          ------------------------------------------------

          6.1  Restrictive Legends.
               -------------------

               (a) Each certificate representing shares of Common Stock and Preferred Stock or any other securities issued in respect of such Common Stock and Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 6.2 be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws) now or hereafter owned by the Common Holders or Preferred Holders shall be endorsed with the following legends:

          THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDER RIGHTS AGREEMENT BY AND BETWEEN THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

          THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

               (b) Each Common Holder and Preferred Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legends referred to in Section 6.1(a) above to enforce the provisions of this Agreement and the Company to promptly do so.

          6.2  Permitted Transfers. The Company shall be obligated to reissue
               -------------------
promptly certificates without the second legend set forth in Section 6.1(a) at the request of any Holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

          6.3  Notice of Proposed Transfers.
               ----------------------------

               (a) In addition to the rights of co-sale under Section 5, prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder or Common Holder thereof shall give written notice (the "Notice") to the Company of such Holder's or Common Holder's intention to make such transfer. If reasonably requested by the Company prior to the transfer being effected, the Holder or Common Holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act except in unusual circumstances. Notwithstanding the foregoing provisions of this paragraph, no such registration statement or opinion of counsel shall be necessary for a transfer by a holder which is (i) a partnership to its partners or retired partners in accordance with partnership interests, (ii) a corporation to its shareholders, officers or directors, affiliated entities or persons or (iii) an individual to a family member or trust for the benefit of such Holder, Common Holder or a family member, provided the transferee will be subject to the terms of this Section 6.3 to the same extent as if he were an original Holder or Common Holder hereunder. Each certificate evidencing the Restricted Securities so transferred shall bear the appropriate restrictive legends set forth in Section 6.1, except that such certificate shall not bear the second restrictive legend set forth in Section 6.1(a) if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities laws.

               (b) Each Holder and Common Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer described in this Section.

     7.   Information Rights.
          ------------------

          7.1  Financial Information. The Company will furnish the following
               ---------------------
information to each Major Holder:

               (a) within twenty (20) days after the end of each monthly and quarterly accounting period in each fiscal year,

                    (i) unaudited statements of income and of cash flow of the Company for such monthly or quarterly period and for the period from the beginning of such fiscal year to the end of such monthly period, which statements will be prepared in accordance with United States generally accepted accounting principles, consistently and uniformly applied and

                    (ii) balance sheets of the Company as of the end of such monthly or quarterly period, which statements will be prepared in accordance with United States generally accepted accounting principles, consistently and uniformly applied.

               (b) not less than thirty (30) days prior to the end of each fiscal year, annual consolidated budgets prepared on a monthly basis for the Company for the succeeding fiscal year, as approved by the Board of Directors (displaying anticipated statements of income and cash flow and balance sheets and containing a brief description by the Chief Executive Officer of the Company's plans for the subsequent year);

               (c) within ninety (90) days after the end of each fiscal year, statements of income and retained earnings and cash flows of the Company for such fiscal year, and a balance sheet of the Company as of the end of such fiscal year, which statements shall be prepared in accordance with United States generally accepted accounting principles, consistently and uniformly applied, and accompanied by the unqualified opinion of an accounting firm of recognized national standing.

          7.2  Inspection Rights; Management Rights. The Company shall
               ------------------------------------
permit each Major Holder, its attorney, or its other representative to visit and inspect the Company's properties, to examine the Company's books of account and other records, to make copies or extracts therefrom and to discuss the Company's affairs, finances and accounts with its officers, management employees and independent accountants, all at such reasonable times and as often as such Major Holder may reasonably request.

          7.3  Assignment of Rights to Information. The rights granted pursuant
               -----------------------------------
to Sections 7.1 and 7.2 may not be assigned or otherwise conveyed by any Major Holder or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company as determined by the Company's Board of Directors; and provided further, that no such written consent shall be required if the transfer is made to a party who is not a competitor of the Company and who is a parent, subsidiary, affiliate, partner, shareholder, officer or director or group member of any Major Holder.

          7.4  Confidentiality. Each Major Holder agrees that it will keep
               ---------------
confidential and will not disclose or divulge any confidential, proprietary or secret information which such Major Holder may obtain from the Company, and which the Company has prominently marked "confidential", "proprietary" or "secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, or pursuant to visitation or inspection rights granted hereunder unless such information is or becomes known to the Major Holder from a source other than the Company or is or becomes publicly known, or unless the Company gives its written consent to the Major Holder's release of such information, except that no such written consent shall be required (and Major Holder shall be free to release such information) if such information is to be provided to an Major Holder's counsel or accountant, or to an officer, director or general or limited partner of an Major Holder or to employees of, or consultants to, an Major Holder on a "need to know" basis, provided that the Major Holder shall inform the recipient of the confidential nature of such information, and shall instruct the recipient to treat the information as confidential.

     8.   Voting and Other Covenants.
          --------------------------

          8.1  Agreement to Vote. Each of the Preferred Holders and Common
               -----------------
Holders (and their permitted assigns) hereby agrees to vote all shares of the Company's stock now or hereafter owned by it, whether beneficially or otherwise, at any regular or special meeting of stockholders of the Company, or, in lieu of any such meeting, to give their written consent, as provided in this Section 8.

          8.2  Election of Directors. During the term of this Agreement, the
               ---------------------
Preferred Holders and Common Holders agree that they shall vote all of their respective shares of the Company's Preferred Stock or Common Stock, whether beneficially or otherwise (the "Shares") in the following manner to elect members to the Company's Board of Directors, as follows: (1) the Company's Chief Executive Officer, (2) two people, who shall initially be Tom Winter and Alan Kaganov, who shall be determined by a vote of the holders of a majority of the Series B Preferred Stock, (3) one person, who shall initially be Stuart Edwards, who shall be determined by a vote of the holders of a majority of the Series A Preferred Stock and Common Stock, voting together as a single class, on an as-converted basis, (4) one person, who shall initially be David Fann, who shall be determined by a vote of the holders of a majority of the Series C Preferred Stock and (5) any additional seats shall be filled with people who shall be outside independent directors (designated "At-Large directors"). Any At-Large director shall be a nominee that is mutually acceptable to a majority in interest of the holders of Common Stock and majority in interest of the holders of Preferred Stock. Any vote taken to remove any director elected pursuant to this Section 8, or to fill any vacancy created by the resignation of a director elected pursuant to this Section 8, shall also be subject to the provisions of this Section 8.

          8.3  Successors in Interest. The provisions of Sections 8.1 and 8.2
               ----------------------
shall be binding upon the successors in interest of any of the Preferred Holders and Common Holders. The Company shall not permit the transfer of any shares of stock held by the Preferred Holders or Common Holders its books unless and until the person to whom such security is transferred shall have executed a written agreement pursuant to which such person becomes subject to the provisions of this Section 8 and agrees to be bound by all the provisions hereof.

     9.   Miscellaneous.
          -------------

          9.1  Waiver of Right of First Refusal. Major Holders under the Prior
               --------------------------------
Agreement hereby agree to waive their right of first refusal contained in
Section 3, above, in conjunction with the issuance of the Series C Preferred Stock to which this Agreement relates.

          9.2  Conditions to Exercise of Rights. Exercise of the Holders' rights
               --------------------------------
under this Agreement shall be subject to and conditioned upon, and each Holder and the Company shall use its or his best efforts to assist each Holder in, compliance with applicable laws.

          9.3  Repurchase Agreement. This Agreement is subject to, and shall in
               --------------------
no manner limit the right of the Company to repurchase securities from a Founder at cost pursuant to any stock restriction agreement or other agreement between the Company and the Founder.

          9.4  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          9.5  Amendment. Any provision may be amended and the observance
               ---------
thereof may waived (either generally or in a particular instance), only by the written consent of the Company and Holders holding more than two-thirds in interest of the Registrable Securities which are issued or issuable in respect of Preferred Stock of the Company; provided, however, any amendment or waiver of any provisions of Sections 2, 5 or 8 also requires the written consent of the Common Holders holding more than fifty percent (50%) in interest of the Common Stock held by Common Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, Common Holder, its successors and assigns, heirs, executors and the Company.

          9.6  Assignment of Rights. This Agreement and the rights and
               --------------------
obligations of the parties hereunder shall inure to benefit of and be binding upon, their respective successors, assigns and legal representatives. The provisions of Section 4.5 shall also inure to the benefit of each Indemnified Party.

          9.7  Term.
               ----

               (a) Sections 2, 3, 5, 7 and 8 of this Agreement shall terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company and/or selling stockholders to the public at a per share price of not less than $5.00 (as adjusted for stock splits, reverse stock splits and the like effected alter the date of this Agreement) and resulting in aggregate net proceeds to the Company or the selling stockholders (after deducting underwriters' discounts and expenses relating to the issuance) of not less than $15,000,000, and (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

               (b) No Holder shall be entitled to exercise any rights provided for in Section 4 of this Agreement after five (5) years following a firm commitment offering of the type described in Section 9.6(a)(i).

          9.8  Notices. Unless otherwise stated herein, all notices required or
               -------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, or otherwise delivered by hand, facsimile or messenger and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

          9.9  Severability. In the event one or more of the provisions of this
               ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          9.10 Attorney Fees. In the event that any dispute among the parties to
               -------------
this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          9.11 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

          9.12 Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement.

     The foregoing Stockholder's Rights Agreement is hereby executed as of the date first above written.

                                          Company:

                                          CONWAY-STUART MEDICAL, INC.

                                          By:      /s/ Stuart D. Edwards
                                             -----------------------------------

                                          Title:       CEO
                                                --------------------------------

                                          Preferred Holder:

                                          EXCELSIOR PRIVATE EQUITY FUND II, INC.

                                          By: /s/ David I. Fann
                                             ---------------------------------

                                          Name:  David I. Fann
                                               -------------------------------

                                          Title:  President and CEO
                                                ------------------------------


                                          ONSET ENTERPRISE ASSOCIATES III, L.P.
                                          By Managing Director
                                          OEA III Management LLC
                                          The General Partner of ONSET
                                          Enterprise Associates III, L.P.

                                          By: /s/ Thomas E. Winter
                                             ---------------------------------
                                             Thomas E. Winter

                                          U.S. VENTURE PARTNERS V, L.P.
                                          USVP V INTERNATIONAL, L.P.
                                          2180 ASSOCIATES FUND V, L.P.
                                          USVP V ENTREPRENEUR PARTNERS, L.P.
                                          By Presidio Management Group V, L.L.C.
                                          Its General Partner

                                          By: /s/ Irwin Federman
                                             ---------------------------------
                                             Irwin Federman
                                             Managing Member


                                          /s/ Leslie Bottorff
                                          ------------------------------------
                                          Leslie Bottorff


                                          /s/ Alan L. Kaganov
                                          ------------------------------------
                                          Alan L. Kaganov

                                          CMCA Profit sharing Plan, fbo Roger
                                          Winkle

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------


                                          Geoffrey O. Hartzler, Trustee of the
                                          Geoffrey O. Hartzler Revocable Trust
                                          dated 1-8-97, as amended

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          Adam Ventures, L.P.

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          Steven M. Schwartz and Paula Mae
                                          Schwartz JTWROS

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------


                                          G.B.P. Partners, Ltd., a Colo. Ltd.
                                          Partnership George. Pentz, General
                                          Partner

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------


                                          Cowen & Co. Custodian, FBO David B.
                                          Musket SEP IRA

                                          By:         /s/ David Musket
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          R. Winkle & H. Mead & M. Ruder & E.
                                          Anderson & N. Smith & B. Benedick TTEE
                                          CARD MED PSP fbo Edward Anderson

                                          By:___________________________________

                                          Title:________________________________


                                          Gerald Berner Tr. and Harriet R.
                                          Berner Tr. of Family Trust dated
                                          10-7-81

                                          By:___________________________________

                                          Title:________________________________


                                          ______________________________________
                                          Michael Franz, M.D.

                                          ______________________________________
                                          Gregory A. Hartzler

                                          Joseph P. Ilvento and Judy C. Dean
                                          Pension Trust for Staff

                                          By:___________________________________

                                          Title:________________________________


                                          ______________________________________
                                          Ronald G. Lax


                                          ______________________________________
                                          Christian H. Lundquist


                                          ______________________________________
                                          R. Hardwin Mead


                                          ______________________________________
                                          Philip E. Oyer

                                          --------------------------------------
                                          Zachary H. Shafran


                                          William N. Starling, Jr. and Dana
                                          Gregory Starling, Trustees of the
                                          Starling Family Trust, U/D/T August

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------


                                          --------------------------------------
                                          Jack D. Utley

                                          /s/ David B. Musket
                                          --------------------------------------
                                          David B. Musket



                                          WS Investment Company 98A

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------


                                          --------------------------------------
                                          Bruce A. Benedick


                                          --------------------------------------
                                          Frank H. Montgomery


                                          --------------------------------------
                                          Robert M. Stoesser

                                          Joanne J. Chambers Trustee of the
                                          1994 Joanne J. Chambers Trust

                                          By:___________________________________

                                          Title:________________________________


                                          Orval M. & Ruth B. Eshelman, Family
                                          Trust

                                          By:___________________________________

                                          Title:________________________________


                                          The Rex and Leanor Lindsay Family
                                          Trust dated
                                          2/7/77

                                          By:___________________________________

                                          Title:________________________________


                                          Trustee, WSGR Retirement Plan, fbo
                                          J. Casey McGlynn

                                          By:___________________________________

                                          Title:________________________________


                                          Raymond James & Associates, Inc.
                                          Cust fbo Philip E. Oyer IRA

                                          By:___________________________________

                                          Title:________________________________


                                          Terrence J. Rose, Trustee Terrence &
                                          Trudy Rose 1979 Living Trust Dtd
                                          5/14/79

                                          By:___________________________________

                                          Title:________________________________

                                          ______________________________________
                                          Henry C. Stockman


                                          ______________________________________
                                          William F. Stoesser


                                          ______________________________________
                                          Philip R. McCowan


                                          Robert D. McCulloch and Kathleen M.
                                          McCulloch, or their successor(s) of
                                          the R.D. McCulloch and K.M. McCulloch
                                          Family Trust Agreement, dtd 11/19/97

                                          By:___________________________________

                                          Title:________________________________


                                          ______________________________________
                                          Bryce Winkle


                                          ______________________________________
                                          Harold C. Hohbach


                                          ______________________________________
                                          Marilyn A. Hohbach


                                          ______________________________________
                                          Brooke Winkle


                                          ______________________________________
                                          Douglas P. Zipes and M. Joan Zipes


                                          ______________________________________
                                          Joel M. Harris

                                          Somnus Medical Technologies, Inc.

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          Common Holder:

                                          /s/ Stuart D. Edwards
                                          --------------------------------------
                                          Stuart D. Edwards


                                          --------------------------------------
                                          David Utley, M.D.

                                          THE TRAVELERS INSURANCE COMPANY


                                          By: /s/ Jordan M. Stitzer
                                             -----------------------------------

                                          Print Name:  Jordan M. Stitzer
                                                     ---------------------------

                                          Title:       Vice President
                                                --------------------------------

                                  SCHEDULE A
                                  ----------

                           SCHEDULE OF STOCKHOLDERS

COMMON HOLDERS

Stuart D. Edwards

David Utley, M.D.

PREFERRED HOLDERS

CMCA Profit sharing Plan, fbo Roger Winkle

Geoffrey O. Hartzler, Trustee of the Geoffrey O.
Hartzler Revocable Trust dated 1-8-97, as amended

Adam Ventures, L.P.

Steven M. Schwartz and Paula Mae Schwartz
JTWROS

G.B.P. Partners, Ltd., a Colo. Ltd. Partnership George
B. Pentz, General Partner

Cowen & Co. Custodian, FBO David B. Musket SEP
IRA

R. Winkle & H. Mead & M. Ruder & E. Anderson
& N. Smith & B. Benedick TTEE CARD MED PSP fbo Edward Anderson

Gerald Berner Tr. and Harriet R. Berner Tr. of
Family Trust dated 10-7-81

Michael Franz, M.D.

Gregory A. Hartzler

Joseph P. Ilvento and Judy C. Dean Pension Trust for
Staff

Ronald G. Lax

Christian H. Lundquist

R. Hardwin Mead

Philip E. Oyer

Zachary H. Shafran

William N. Starling, Jr. and Dana Gregory Starling,
Trustees of the Starling Family Trust, U/D/T August

Jack D. Utley

David B. Musket

WS Investment Company 98A

Bruce A. Benedick

Frank H. Montgomery

Robert M. Stoesser

Joanne J. Chambers Trustee of the 1994 Joanne J.
Chambers Trust

Orval M. & Ruth B. Eshelman, Family Trust

The Rex and Leanor Lindsay Family Trust dated 2/7/77

Trustee, WSGR Retirement Plan, fbo J. Casey
McGlynn

Raymond James & Associates, Inc. Cust fbo Philip
E. Oyer IRA

Terrence J. Rose, Trustee Terrence & Trudy Rose
1979 Living Trust Dtd 5/14/79

Henry C. Stockman

William F. Stoesser

Philip R. McCowan

Robert D. McCulloch and Kathleen M. McCulloch,or their successor(s) of the R.D. McCulloch and K.M.
McCulloch Family Trust Agreement, dtd 11/19/97

Bryce Winkle

Harold C. Hohbach

Marilyn A. Hohbach

Brooke Winkle

Douglas P. Zipes and M. Joan Zipes

Joel M. Harris

Onset Enterprise Associates III, L.P.

U.S. Venture Partners V, L.P.

USVP V International, L.P.

2180 Associates Fund V, L.P.

USVP V Entrepreneur Partners, L.P.

Alan L. Kaganov

Somnus Medical Technologies, Inc.

Excelsior Private Equity Fund II, Inc.

Leslie Bottorff

[Travelers Insurance Co.]